UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36405	46-3769850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8670 Wolff Court, Suite 240 Westminster, Colorado	80031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Farmland Partners Inc. (the “Company”) previously approved, subject to stockholder approval, the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Plan”). At the Company’s Annual Meeting of Stockholders held on May 5, 2015 (the “Annual Meeting”), the Company’s stockholders approved the action of the Board approving the Plan to increase the number of shares of the Company’s common stock reserved for issuance under the Plan by 387,070 shares from, 228,000 shares to 615,070 shares and to extend the term of the Plan to May 4, 2025.

The foregoing brief description is qualified in its entirety by the text of the Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07.                                          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 25, 2015 (the “Proxy Statement”). Holders of 6,774,212 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1:  To elect the six director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Jay Bartels	2,232,543	161,715	4,379,945
Chris A. Downey	2,345,467	48,791	4,379,945
Joseph W. Glauber	2,332,561	61,697	4,379,945
Dean Jernigan	2,335,671	58,587	4,379,945
Paul A. Pittman	2,341,571	52,687	4,379,945
Darell D. Sarff	2,333,104	61,154	4,379,945

Proposal 2:  To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015.

For	Against	Abstentions
6,718,381	45,894	9,937

Proposal 3: To approve the Plan.

For	Against	Abstentions	Broker Non-Votes
2,098,212	256,285	39,761	4,379,945

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Farmland Partners Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-203874)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: May 7, 2015	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Farmland Partners Inc. Amended and Restated 2014 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-203874)).